EXECUTION COPY
     THIRD AMENDMENT, dated as of August 7, 2007 (this “Third Amendment”), to the CREDIT AGREEMENT dated as of July 8, 2005, as amended by the First Amendment dated as of December 7, 2006 and the Second Amendment dated as of December 18, 2006 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among EXPEDIA, INC., a Delaware corporation; EXPEDIA, INC., a Washington corporation; TRAVELSCAPE, LLC, a Nevada limited liability company (successor to TRAVELSCAPE, INC., a Nevada corporation); HOTELS.COM, a Delaware corporation; HOTWIRE, INC., a Delaware corporation; the other Borrowing Subsidiaries from time to time party thereto; the LENDERS from time to time party thereto; JPMORGAN CHASE BANK, N.A., as Administrative Agent; and J.P. MORGAN EUROPE LIMITED, as London Agent.
WITNESSETH:
     WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein; and
     WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders under the Credit Agreement whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble hereto) have the meanings assigned to them in the Credit Agreement.
     SECTION 2. Amendment of Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
     (a) Amendment of Section 6.05. Section 6.05 of the Credit Agreement is amended to read in its entirety as follows:
        “SECTION 6.05. Restricted Payments. The Company will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that (a) the Company may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (b)

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Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests and (c) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and the Subsidiaries; provided, however, that so long as no Default or Event of Default shall exist or would be caused thereby, the Company may make Restricted Payments without limitation if the Leverage Ratio as of the end of the most recently completed fiscal quarter, giving pro forma effect to such Restricted Payments and any related incurrence of Indebtedness as if they had occurred on the last day of such quarter, shall have been equal to or less than 3.0 to 1.0.”
     (b) Amendment of Section 6.11. Section 6.11 of the Credit Agreement is amended to read in its entirety as follows:
        “SECTION 6.11. Consolidated Net Worth. The Company will not at any time permit Consolidated Net Worth to be less than the sum at such time of (a) US$3,500,000,000 and (b) commencing with the fiscal quarter beginning on October 1, 2007, 50% of the Company’s Consolidated Net Income for each fiscal quarter of the Company for which Consolidated Net Income is positive and for which financial statements shall have been delivered under Section 5.01(a) or (b).”
     SECTION 3. Representations, Warranties and Agreements. The Company, as to itself and each of the Subsidiaries, hereby represents and warrants to and agrees with each Lender and the Agents that:
     (a) The representations and warranties set forth in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Third Amendment Effective Date and after giving effect to this Third Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date.
     (b) As of the Third Amendment Effective Date, after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.
     SECTION 4. Effectiveness. This Third Amendment shall become effective as of the date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting at least the Required Lenders.
     SECTION 5. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”,

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“hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.
     SECTION 6. Applicable Law. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 8. Fees and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Third Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent. The Company agrees to pay on the Third Amendment Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers a copy of this Third Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on August 7, 2007 (the “Signing Date”), an amendment fee in an amount equal to 0.125% of the aggregate principal amount of the Commitments of such Lender outstanding on the Signing Date. All fees shall be payable in immediately available funds and shall not be refundable.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA, INC., a Delaware corporation,

by:	/s/ Burke F. Norton
Name: Burke F. Norton
Title:  Executive Vice President and General Counsel

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title:  Executive Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: Bank of America, N.A.

by:	/s/ Kevin J. Sanders
Name: Kevin J. Sanders
Title:  Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: The Governor and Company of the Bank of Ireland

by:	/s/ Ciaran Doyle
Name: Ciaran Doyle
Title:  Authorized Signatory

Name of Institution:1

by:	/s/ Carla Ryan
Name: Carla Ryan
Title:  Authorized Signatory

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: BARCLAYS BANK PLC

by:	/s/ Esther Carr
Name: Esther Carr
Title:  Manager

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: BNP PARIBAS

by:	/s/ Berangere Allen
Name: Berangere Allen
Title:  Vice President

Name of Institution:1 BNP PARIBAS

by:	/s/ Richard Pace
Name: Richard Pace
Title:  Managing Director

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: FIFTH THIRD BANK

by:	/s/ Gary Losey
Name: Gary Losey
Title:  Vice President

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: HSBC BANK USA NATIONAL ASSOCIATION

by:	/s/ Scott Regan
Name: Scott Regan
Title:  Vice President

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: MIZUHO CORPORATE BANK, LTD.

by:	/s/ Raymond Ventura
Name: Raymond Ventura
Title:  Deputy General Manager

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: SOCIETE GENERALE

by:	/s/ Ambrish D. Thanawala
Name: Ambrish D. Thanawala
Title:  Managing Director

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: Sumitomo Mitsui Banking Corporation

by:	/s/ Leo E. Pagarigan
Name: Leo E. Pagarigan
Title:  General Manager

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

The Bank of New York

by:	/s/ Robert Besser
Name: Robert Besser
Title:  Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by:	/s/ Spencer Hughes
Name: Spencer Hughes
Title:  Authorized Signatory

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: The Royal Bank of Scotland

by:	/s/ William McGinty
Name: William McGinty
Title:  Senior Vice President

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

United Overseas Bank Limited, New York Agency

by:	/s/ George Lim
Name: George Lim
Title:  SVP & GM

by:	/s/ Mario Sheng
Name: Mario Sheng
Title:  AVP

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: US BANK NATIONAL ASSOCIATION

by:	/s/ Kurban H. Merchant
Name: Kurban H. Merchant
Title:  Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO
EXPEDIA, INC. CREDIT AGREEMENT

Name of Institution: Wachovia Bank, N.A.

by:	/s/ Scott Suddreth
Name: Scott Suddreth
Title:  Vice President

Name of Institution:1

by:	/s/
Name:
Title:

[1]	For any Lender requiring a second signature line.